                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: NOVEMBER 19, 1997



                               INSILCO CORPORATION
             (Exact Name of Registrant as specified in its charter)




         Delaware                                0-22098                                06-0635844
         --------                                -------                                ----------
(State or other jurisdiction of             (Commission File No.)           (IRS Employer Identification
incorporation or organization)                                               Number)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

ITEM 5.  OTHER EVENTS.

On November 19, 1997 Insilco Corporation (the "Company") announced that it completed its offer to exchange up to $150,000,000 of publicly registered 10.25% Senior Subordinated Notes Due 2007, for a like amount of its unregistered 10.25% Senior Subordinated Notes Due 2007. The Company indicated that all of its unregistered notes were exchanged for the new registered notes.

The Company's press release issued November 19, 1997 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           Exhibit No.                       Description

              99 (a)          Press release of the Company issued November 19, 1997.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   INSILCO CORPORATION
                                              ---------------------------
                                              Registrant



Date: December 3, 1997                   By:     /s/   Philip K. Woodlief
                                              ---------------------------
                                              Philip K. Woodlief
                                              Vice President and Controller

                                  EXHIBIT INDEX



Exhibit No.                       Description                               Page


99 (a)        Press release of the Company issued November 19, 1997.